SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                      /X/

Filed by a party other than the registrant   / /

Check the appropriate box:

/X/  Preliminary proxy statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                             QUAKER INVESTMENT TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                                 NOT APPLICABLE

                           The Quaker Investment Trust
                       OFFERING THE QUAKER FAMILY OF FUNDS

            1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
            QUAKER LARGE-CAP VALUE FUND AND QUAKER MID-CAP VALUE FUND

                         TO BE HELD ON FEBRUARY 7, 2001

To the Shareholders of the Quaker Large-Cap Value Fund and the Quaker Mid-Cap Value Fund:

     The Quaker Investment Trust (the "Trust") is holding a special meeting of the Shareholders of the Quaker Large-Cap Value Fund and the Quaker Mid-Cap Value Fund, each a series of the Quaker Family of Funds, on Wednesday, February 7, 2001 at 10:00 a.m., Eastern Time. The meeting will be held at the Trust's offices, located at 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482.

     The Trust is a Massachusetts business trust, operating as a registered management investment company. The Trust has authorized the division of its shares into various series (each a "Fund" and together the "Funds")and currently offers shares of the following Funds to the public: Quaker Core Equity Fund; Quaker Aggressive Growth Fund; Quaker Large-Cap Value Fund; Quaker Mid-Cap Value Fund; Quaker Small-Cap Value Fund, Quaker Small-Cap Growth Fund; Quaker High Yield Fund; Quaker Fixed Income Fund; and Quaker Government Money Market Fund.

     The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The table below briefly describes the various share classes currently offered by the Trust and identifies which Funds offer which share class.

---------------------------------------------------------------------------------------------------
                                                                                 INSTITUTIONAL
                                                                                 CLASS SHARES ARE
                                                                                 OFFERED WITHOUT
                                                                                 SALES CHARGES OR
                       CLASS A SHARES   CLASS B SHARES     CLASS C SHARES ARE    ADDITIONAL ONGOING
                       ARE OFFERED TO   ARE OFFERED WITH   OFFERED WITHOUT       SERVICING FEES,
                       THE PUBLIC       A DECLINING        SALES LOADS, BUT      BUT WITH
                       WITH A           CONTINGENT         WITH A CONTINUING     SUBSTANTIALLY
                       FRONT-END        DEFERRED SALES     ADDITIONAL            HIGHER MINIMUM
FUND                   SALES CHARGE.    CHARGE.            SERVICING FEE.        INVESTMENTS
---------------------------------------------------------------------------------------------------
CORE EQUITY                   X                 X                   X                     X
---------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH             X                 X                   X                     X
---------------------------------------------------------------------------------------------------
LARGE-CAP VALUE               X                 X                   X                     X
---------------------------------------------------------------------------------------------------
MID-CAP VALUE                 X                 X                   X                     X
---------------------------------------------------------------------------------------------------
SMALL-CAP VALUE               X                 X                   X                     X
---------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH              X                 X                   X                     X
---------------------------------------------------------------------------------------------------
HIGH YIELD                    X                 X                   X                     X
---------------------------------------------------------------------------------------------------
FIXED INCOME                  X                 X                   X                     X
---------------------------------------------------------------------------------------------------
GOVERNMENT MONEY
MARKET                                                                                    X
---------------------------------------------------------------------------------------------------

     The meeting is being held for the following purposes:

(1) To Approve a new Sub-Investment Advisory Agreement for the Quaker Large-Cap Value Fund with Windrose Capital Management;

(2) To Approve a new Sub-Investment Advisory Agreement for the Quaker Mid-Cap Value Fund with Schneider Capital Management; and

(3)  To transact such other business as may properly come before the Meeting.

     You may vote at the meeting if you are the record owner of shares of any Fund as of the close of business on December __, 2000. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting, please call the Trust at 1-800-220-8888 to inform them. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed, postage paid envelope.

     PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

                                        By Order of the Board of Trustees,

                                        /s/ Jeffry H. King
                                        -----------------------------
                                        JEFFRY H. KING
                                        Chairman

January 17, 2001

                           THE QUAKER INVESTMENT TRUST
                       OFFERING THE QUAKER FAMILY OF FUNDS

            1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482
                             Toll Free: 800-220-8888

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                             DATED JANUARY 29, 2001

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                           QUAKER LARGE-CAP VALUE FUND
                                        &
                            QUAKER MID-CAP VALUE FUND
                         TO BE HELD ON FEBRUARY 7, 2001

WHAT IS HAPPENING?

     The Board of Trustees (the "Board") of the Quaker Investment Trust (the "Trust") has voted to call a special meeting of all shareholders of the Quaker Large-Cap Value Fund and Quaker Mid-Cap Value Fund (each a "Fund" and together the "Funds"), in order to seek shareholder approval of new sub-investment advisory agreements for each Fund. The meeting will be held at the Trust's offices, located at 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482, at 10:00 a.m., Eastern Time, on Wednesday, February 7, 2001. If you expect to attend the meeting in person, please call the Trust at 1-800-220-8888 to inform them of your intentions.

WHAT ITEMS OF TRUST BUSINESS AM I BEING ASKED TO VOTE ON?

     For shareholders of the Quaker Large-Cap Value Fund and Quaker Mid-Cap Value Fund only, the Board is asking you to approve the engagement of new sub-investment advisers to replace the previous sub-advisor, Compu-Val Investments, Inc., which recently resigned its position with both Funds.

WHICH PROPOSALS APPLY TO ME?

     The table below summarizes each proposal to be presented at the meeting and shows the Funds (and share classes) whose shareholders may vote for each proposal.

--------------------------------------------------------------------------------
     PROPOSAL                                    WHICH SHAREHOLDERS MAY VOTE
--------------------------------------------------------------------------------
1.   Approving a new Sub-Investment Advisory     All shareholders of the Quaker
     Agreement with Windrose Capital Management  Large-Cap Value Fund only.
--------------------------------------------------------------------------------
2.   Approving a new Sub-Investment Advisory     All shareholders of the Quaker
     Agreement with Schneider Capital            Mid-Cap Value Fund only
     Management:
--------------------------------------------------------------------------------

AM I ELIGIBLE TO VOTE?

     If you were the record owner of any shares of the Quaker Large-Cap Value Fund or the Quaker Mid-Cap Value Fund as of the close of business on December __, 2000 (the "Record Date"), then you are eligible to vote on one or more of the proposals (See the table in the preceding paragraph to find out which proposals apply to you). The number of shares for each class of shares outstanding for each Fund as of the Record Date is listed in Appendix A to this proxy statement. Each share counts as one vote, and fractional shares count as fractional votes.

HOW DO I VOTE?

     VOTING BY PROXY

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Board urges you to fill out and return your proxy card even if you plan to attend the meeting. Returning your proxy card will not affect your right to attend the Meeting and vote.

     The Board has named Linda Coyne and David Ganley as proxies, and their names appear on your proxy card(s). By signing your proxy card(s) and returning it, you are appointing those persons to vote for you at the Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

     If an additional matter is presented for vote at the Meeting, one of the appointed proxies will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the meeting other than the three proposals discussed in this proxy statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust's secretary in writing, before the meeting, that you have revoked your proxy, at the following address: Ms. Laurie Keyes, The Quaker Investment Trust, 1288 Valley Forge Road, Valley Forge, PA 19482.

     VOTING IN PERSON

     If you attend the meting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the meeting. If you attend the meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that you vote "For" each of the proposals described in this proxy statement.

WHAT IS A QUORUM AND WHY IS IT IMPORTANT?

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust's Agreement and Declaration of Trust requires that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. The table below sets forth the quorum required for each proposal to be voted at the meeting:

--------------------------------------------------------------------------------
                                                 NUMBER OF SHARES
     PROPOSAL                                    REQUIRED FOR QUORUM
--------------------------------------------------------------------------------
1.   Approving a new Sub-Investment Advisory     A majority of all outstanding
     Agreement with Windrose Capital             shares (as of December __,
     Management.                                 2000) of the Quaker Large-Cap
                                                 Value Fund only.
--------------------------------------------------------------------------------
2.   Approving a new Sub-Investment Advisory     A majority of all outstanding
     Agreement with Schneider Capital            shares (as of December __,
     Management.                                 2000) of the Quaker Mid-Cap
                                                 Value Fund only.
--------------------------------------------------------------------------------

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on any of the Proposals unless it has received voting instructions from you. If your broker does not vote your shares on one or more Proposals because it has not received instructions from you, those shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum, and count as votes cast against each Proposal.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The following table describes the votes needed to approve each Proposal:

--------------------------------------------------------------------------------
                                                 NUMBER OF SHARES
     PROPOSAL                                    REQUIRED TO APPROVE;
--------------------------------------------------------------------------------
1.   Approving a new Sub-Investment Advisory     The affirmative vote of a
     Agreement with Windrose Capital             majority of the shares entitled
     Management.                                 to vote of the Quaker Large-Cap
                                                 Value Fund only is  required to
                                                 approve the Proposal as to that
                                                 Fund.
--------------------------------------------------------------------------------
2.   Approving a new Sub-Investment Advisory     The affirmative vote of a
     Agreement with Schneider Capital            majority of the shares entitled
     Management.                                 to vote of the Quaker Mid-Cap
                                                 Value Fund only is required to
                                                 approve the Proposal as to that
                                                 Fund.
--------------------------------------------------------------------------------

     The Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Fund as the lesser of
     (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

     Broker non-votes will not count as votes cast and will have the effect of votes against each Proposal.

CAN THE MEETING BE ADJOURNED?

     The appointed proxies may propose to adjourn the meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the meeting, the affirmative vote of a majority of the shares present at the meeting, in person or by proxy, is required to approve such proposal.

WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

     The Trust is paying the costs of the shareholder meeting and proxy solicitation.

WHO DO I CALL IF I HAVE QUESTIONS?

     Please call the Trust at 1-800-220-8888 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report. Simply call the Trust to request a copy of either report.
--------------------------------------------------------------------------------

PROPOSAL # 1. APPROVAL OF A NEW SUB-INVESTMENT  ADVISORY AGREEMENT WITH WINDROSE
              CAPITAL MANAGEMENT

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     Only shareholders of record (as of December __, 2000) of the Quaker Large-Cap Value Fund vote for this proposal.

WHAT IS HAPPENING?

     On November __, 2000, Compu-Val Investments, the former sub-investment adviser to the Quaker Large-Cap Value Fund ("Compu-Val"), resigned its position for economic reasons. The Board of Trustees of the Fund (the "Board"), after thoughtful consideration and consultation with Quaker Management Corp. ("QMC"), the Fund's investment adviser, decided that it would be in the best interests of the shareholders of the Fund to find a new sub-investment adviser to replace Compu-Val.

WHO HAS THE BOARD  CHOSEN  TO SERVE AS THE NEW  SUB-INVESTMENT  ADVISER  FOR THE
FUND?

     On December 6, 2000, the Board met to consider, among other matters, a new Sub-Investment Adviser for the Fund, and after full deliberation, selected Windrose Capital Management ("Windrose") to serve in that capacity. Windrose is a California corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser.

TELL ME SOMETHING ABOUT WINDROSE'S BACKGROUND.

     Windrose was established in November, 2000 as a California corporation and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Windrose currently serves as investment adviser to over $___________ million in assets. Windrose operates as an investment advisory firm rendering investment counsel and utilizing investment strategies substantially similar to that of the Large-Cap Value Fund to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations. Windrose's address is 750 East Green Street, Suite 315, Pasadena, CA 91101. Windrose is controlled by James R. Henderson and
     ____________.

     James R. Henderson is Windrose's Chief Investment Officer and will have responsibility for the day-to-day management of the Fund's portfolio. Mr. Henderson has over fifteen years of value equity experience, managing the assets of co-mingled mutual funds and separately managed portfolios for both individual and institutional investors. Prior to establishing Windrose, , Mr. Henderson served as a principal and Senior Portfolio Manager for Metropolitan West Capital Management. Mr. Henderson has degrees in both Finance and Economics from California State University, Northridge, and earned his Chartered Financial Analyst designation in 1992.

WHAT ARE WINDROSE'S RESPONSIBILITIES AS SUB-ADVISER TO THE FUND?

     Windrose will be responsible for the day-to-day investments of the Fund and will choose the securities in which the Fund invests. Windrose also will provide the Fund with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Windrose will report to and be under the general supervision of QMC. QMC will have primary responsibility for the activities of Windrose and will report to the Board with respect to Windrose's activities.

IF WINDROSE BECOMES THE SUB-ADVISER, WILL MY FEES INCREASE?

     If Windrose becomes the new Sub-Adviser to the Fund, QMC will pay a portion of the fee it receives to Windrose. Accordingly, your overall investment management fees will not increase. Windrose has agreed to serve as Sub-Adviser for the same fees formerly received by Compu-Val. A copy of the Sub-Investment Advisory Agreement for the Fund as approved by the Board is included as Exhibit 1 to this proxy.

HOW WILL THE APPROVAL OF WINDROSE AFFECT THE INVESTMENT MANAGEMENT OF  MY FUND?

     Your Fund shares will not change. Windrose has pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Fund that your Fund has enjoyed in the past. Mr. Henderson is a seasoned value equity money manager with an excellent reputation in the industry. The Board is confident that the engagement of Windrose to serve as sub-investment adviser to the Fund will allow your Fund to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF WINDROSE IS NOT APPROVED AS THE NEW SUB-ADVISER?

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 1?

--------------------------------------------------------------------------------
           YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 1.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPOSAL # 2. APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH SCHNEIDER
              CAPITAL MANAGEMENT

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     Only shareholders of record (as of December __, 2000) of the Quaker Mid-Cap Value Fund vote for this proposal.

WHAT IS HAPPENING?

     On November __, 2000, Compu-Val Investments, the former sub-investment adviser to the Quaker Mid-Cap Value Fund ("Compu-Val"), resigned its position for economic reasons. The Board of Trustees of the Fund (the "Board"), after thoughtful consideration and consultation with Quaker Management Corp., the Fund's investment adviser, decided that it would be in the best interests of the shareholders of the Fund to find a new sub-investment adviser to replace Compu-Val.

WHO HAS THE BOARD  CHOSEN  TO SERVE AS THE NEW  SUB-INVESTMENT  ADVISER  FOR THE
FUND?

     On December 6, 2000, the Board met to consider, among other matters, a new Sub-Investment Adviser for the Fund, and after full deliberation, selected Schneider Capital Management ("SCM") to serve in that capacity. SCM is an employee owned company doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser.

TELL ME SOMETHING ABOUT SMC'S BACKGROUND.

     SCM was established as a Pennsylvania corporation in 1996 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. SCM currently serves as investment adviser to over $900 million in assets. SCM operates as an investment advisory firm, and has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Mid-Cap Value Fund, to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1996. SCM's address is 460 Eat Swedesford Road, Suite 1080, Wayne, PA 19087. SCM is 100% employee owned.

     Arnold C. Schneider, President and Chief Investment Officer of SCM, has responsibility for the day-to-day management of the Fund's portfolio. Mr. Scneider has over seventeen years experience in value investment. Prior to establishing SCM, Mr. Schneider was a Senior Vive President and Partner of Wellington Management Company. Mr. Henderson began his career as an analyst for Wellington in 1983. Mr. Schneider holds a Bachelor of sciences degree from the McIntire School of Commerce of the University of Virginia and is a past President of the Financial Analysts of Philadelphia. Mr. Schneider is also a Chartered Financial Analyst.

WHAT ARE SCM'S RESPONSIBILITIES AS SUB-ADVISER TO THE FUND?

     SCM will be responsible for the day-to-day investments of the Fund and will choose the securities in which the Fund invests. SCM also will provide the Fund with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. SCM will report to and be under the general supervision of QMC. QMC will have primary responsibility for the activities of SCM and will report to the Board with respect to SCM's activities.

IF SCM BECOMES THE SUB-ADVISER, WILL MY FEES INCREASE?

     If SCM becomes the new Sub-Adviser to the Fund, QMC will pay a portion of the fee it receives to SCM. Accordingly, your overall investment management fees will not increase. SCM has agreed to serve as Sub-Adviser for the same fees formerly received by Compu-Val. A copy of the Sub-Investment Advisory Agreement for the Fund as approved by the Board is included as Exhibit 2 to this proxy.

HOW WILL THE APPROVAL OF SCM AFFECT THE INVESTMENT MANAGEMENT OF  MY FUND?

     Your Fund shares will not change. SCM has pledged to the Board that it will
     provide,  or  continue  to  provide,   the  same  high  quality  investment
     management services to your Fund that your Fund has enjoyed in the past.

     SCM is a highly regarded investment advisory firm with an excellent reputation and record. The Board is confident that the engagement of SCM to serve as sub-adviser to the Fund will allow your Fund to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF SCM IS NOT APPROVED AS THE NEW SUB-ADVISER?

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2?

--------------------------------------------------------------------------------
           YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 2.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

     Declaration Distributors, Inc. ("DDI") 555 North Lane, Suite 6160, Conshohocken, PA 19428, is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. DDI has been providing underwriting services to the Funds of the Trust since October, 1998.

     DDI is paid a flat fee of $20,000, annually, by the Trust for its services to the Funds of the Trust. DDI generally retains commissions on sales of Fund shares when such sales are not effected by an outside broker, dealer or financial professional. DDI receives the same commissions as any other broker with whom the Trust has entered into a selling agreement.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

     Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428, provides administrative, transfer agent, and accounting services to each Fund pursuant to a written agreement with the Trust.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     Each Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Funds, is responsible for insuring that such purchases and sales are effected in accordance with the Trust's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Sub-Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Funds. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of the Adviser and the Sub-Advisers, and such information still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce the Sub-Advisers' expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Sub-Advisers may give consideration to those firms that have sold or are selling shares of the Trust, as well as to those firms that provide market, statistical and other research information to the Trust, the Adviser and to the Sub-Advisers. The Adviser and the Sub-Advisers are not authorized to pay higher commissions, or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

     The Adviser and the Sub-Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Funds could pay to a firm that provides research services to the Adviser and/or the Sub-Advisers a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if the Adviser and/or the Sub-Advisers determine(s) in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's and/or the Sub-Advisers' overall responsibilities to the Funds or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of the Adviser and/or Sub-Advisers and its/their subsidiaries. In addition, the investment management fee paid by the Fund to the Adviser is not reduced because it receives these research services.

PROPOSALS OF SHAREHOLDERS

     As a Massachusetts Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

OWNERSHIP OF FUND SHARES BY TRUSTEES

     The following Trustees own 5% or more of the following Funds as of December __, 2000.

--------------------------------------------------------------------------------
TRUSTEE           NAME OF FUND          NUMBER OF SHARES OWNED      % OF FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

     The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust's audited annual financial report, dated June 30, 2000, and the Trust's unaudited semi-annual financial report, dated December 31, 2000.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                        OF EACH FUND, BY CLASS AND TOTAL,
                             AS OF DECEMBER __, 2000

--------------------------------------------------------------------------------
NAME OF QUAKER FUND         NO-LOAD    CLASS A    CLASS B     CLASS C    TOTAL
--------------------------------------------------------------------------------
Large-Cap Value Fund
--------------------------------------------------------------------------------
Mid-Cap Value Fund
--------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                            5% OF EACH FUND'S SHARES
                             AS OF DECEMBER __, 2000

----------------------------------------------------------------------------------------------
                                                                                % OWNERSHIP OF
                             NAME OF FUND IN     SHARE CLASS    NUMBER OF       TOTAL FUND
NAME OF SHAREHOLDER          WHICH SHARES HELD   OWNED          SHARES OWNED    SHARES
----------------------------------------------------------------------------------------------
National Investor            Quaker Large-Cap
Services, FBO Client Accts   Value Fund             No-Load        473,870          79.63%
----------------------------------------------------------------------------------------------
National Investor            Quaker Mid-Cap
Services, FBO Client Accts   Value Fund             No-Load        685,564          84.13%
----------------------------------------------------------------------------------------------
                             Quaker Mid-Cap
Trust Company of Illinois    Value Fund             No-Load         51,313           6.29%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                    EXHIBIT 1

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                        WITH WINDROSE CAPITAL MANAGEMENT

                             QUAKER INVESTMENT TRUST
                        SUB-INVESTMENT ADVISORY AGREEMENT

     This AGREEMENT is made as of the ______ day of _________, 2000, by and between Quaker Investment Trust (the "Trust"), Quaker Management Corp. (the "Adviser") and Windrose Capital Management Company, a California corporation (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as the Quaker Large-Cap Value Fund (the "Fund"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Trust has retained Adviser to furnish investment advisory services to the Fund pursuant to a written agreement dated May 31, 2000 and ratified by the shareholders of the Fund on June 23, 2000; and

     WHEREAS, Adviser, with the consent of the Trust, desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, and Sub-Adviser is willing to so furnish such services

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     Adviser, with the consent of the Trust and subject to the approval of the shareholders of the Fund, hereby appoints the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The  Trust  has   furnished   Sub-Adviser   with   properly   certified  or
authenticated copies of each of the following:

a. Resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

b. The Trust's most current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

c. The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus")

     The Trust will furnish Sub-Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management
     ----------

     Subject to the supervision of the Trust's Board of Trustees and Adviser, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. Sub-Adviser further agrees that it:

     (a) Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Fund(s), Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions; and


     (c) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.   Services not Exclusive
     ----------------------

     The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees of the Trust, Sub-Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the Fund.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon any Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Fund.

6.   Expenses
     --------

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.   Compensation
     ------------

     Adviser will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Declaration Service Company, or its successor, to provide a calculation each month of the gross amount due the Advisor, to deduct such amounts from the investment advisory fee payable to Adviser under its investment advisory agreement with the Fund, and to remit such fee payments directly to Sub-Adviser.

8.   Limitation of Liability
     -----------------------

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by either Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and
     (b) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Trust must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                        If to the Adviser:
----------------                        ------------------

Quaker Investment Trust                 Quaker Management Corp.
1288 Valley Forge Road, Suite 76        1288 Valley Forge Road, Suite 75
Valley Forge, PA  19482                 Valley Forge, PA  19482
Jeffrey H. King                         David Dameron
Chairman                                President

If to the Sub-Adviser:
---------------------

Westrose Capital Management Company
750 E. Green Street, Suite 315
Pasadena, CA  91101
Attn:  James R. Henderson
Its:  President

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.


Attest:                                     QUAKER INVESTMENT TRUST

By:                                         By:
   ------------------------------              ----------------------------
Title:                                      Jeffry H. King
                                            Title: Chairman

Attest:                                     QUAKER MANAGEMENT CORP.

By:                                         By:
   ------------------------------              ----------------------------
Title:                                      David Dameron
                                            Title: President


Attest:                                     WINDROSE CAPITAL
                                            MANAGEMENT COMPANY

By:                                         By:
   ------------------------------              ----------------------------
Title:                                      James R. Henderson
                                            Title: President

                                    EXHIBIT 2

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                        WITH SCHNEIDER CAPITAL MANAGEMENT

                             QUAKER INVESTMENT TRUST
                        SUB-INVESTMENT ADVISORY AGREEMENT

     This AGREEMENT is made as of the 7th day of February, 2001, by and between Quaker Investment Trust (the "Trust"), Quaker Management Corp. (the "Adviser") and Schneider Capital Management Company, a Pennsylvania corporation (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as the Quaker Mid-Cap Value Fund (the "Fund"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Trust has retained Adviser to furnish investment advisory services to the Fund pursuant to a written agreement dated May 31, 2000 and ratified by the shareholders of the Fund on June 23, 2000; and

     WHEREAS, Adviser, with the consent of the Trust, desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, and Sub-Adviser is willing to so furnish such services

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     Adviser, with the consent of the Trust and subject to the approval of the shareholders of the Fund, hereby appoints the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The  Trust  has   furnished   Sub-Adviser   with   properly   certified  or
authenticated copies of each of the following:

     d.   Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     e.   The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     f. The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus")

     The Trust will furnish Sub-Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management
     ----------

     Subject to the supervision of the Trust's Board of Trustees and Adviser, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. Sub-Adviser further agrees that it:

     (d) Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (e) Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Fund(s), Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions; and

     (f) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.   Services not Exclusive
     ----------------------

     The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees of the Trust, Sub-Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the Fund.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon any Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Fund.

6.   Expenses
     --------

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.   Compensation
     ------------

     Adviser will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Declaration Service Company, or its successor, to provide a calculation each month of the gross amount due the Advisor, to deduct such amounts from the investment advisory fee payable to Adviser under its investment advisory agreement with the Fund, and to remit such fee payments directly to Sub-Adviser.

8.   Limitation of Liability
     -----------------------

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by either Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (c) By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (d) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Trust must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                         If to the Adviser:
----------------                         ------------------

Quaker Investment Trust                  Quaker Management Corp.
1288 Valley Forge Road, Suite 76         1288 Valley Forge Road, Suite 75
Valley Forge, PA  19482                  Valley Forge, PA  19482
Jeffrey H. King                          David Dameron
Chairman                                 President

If to the Sub-Adviser:
---------------------

Schneider Capital Management Company
460 East Swedesford Road, Suite 1080
Wayne, PA  19087
Attn:  Mr. Arnold C. Schneider
Its:  President

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                     QUAKER INVESTMENT TRUST

By:                                         By:
   ------------------------------              ----------------------------
Title:                                      Jeffry H. King
                                            Title: Chairman


Attest:                                     QUAKER MANAGEMENT CORP.

By:                                         By:
   ------------------------------              ----------------------------
Title:                                      David Dameron
                                            Title: President


Attest:                                     SCHNEIDER CAPITAL
                                            MANAGEMENT COMPANY

By:                                         By:
   ------------------------------              ----------------------------
Title:                                      Arnold C. Schneider
                                            Title: President

--------------------------------------------------------------------------------
                                     BALLOT
--------------------------------------------------------------------------------
                           THE QUAKER INVESTMENT TRUST

PROPOSAL # 1.  FOR THE  SHAREHOLDERS  OF THE QUAKER  LARGE-CAP  VALUE FUND ONLY.
               APPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH WINDROSE CAPITAL MANAGEMENT.

               For           Against        Abstain
               / /           / /            / /

PROPOSAL # 2.  FOR THE  SHAREHOLDERS  OF THE  QUAKER  MID-CAP  VALUE  FUND ONLY.
               APPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH SCHNEIDER CAPITAL MANAGEMENT.

               For           Against        Abstain
               / /           / /            / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                      Date

X
--------------------------------------------------------------------------------
Signature                                                      Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Linda Coyne and David Ganley, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held February 7, 2001, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. THE PROXY IS SOLICITED BY THE BOARD OF TRUST WHICH RECOMMENDS A VOTE "FOR" ALL MATTERS.